UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 11/30/13

Item 1.  Reports to Stockholders.

Linde Hansen Contrarian Value Fund

ANNUAL REPORT

November 30, 2013

Class I Shares (Symbol: LHVIX)

Class A Shares (Symbol: LHVAX)

1-855-754-7933

www.lindehansen.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

Thank you for investing along with us in the Linde Hansen Contrarian Value Fund. As contrarian value investors in U.S. domestic common stocks, we use fundamental analysis to build a concentrated portfolio that we believe is different from most others available today and (we like to think) one that is not beholden to conventional thinking. Our goal is to build wealth for our shareholders over longer periods of time using a methodology we believe has stood the test of time.

Today, as we examine the current investment environment, the consensus seems to be preaching avoidance of risk (defined as volatility). For many, investing in broadly diversified portfolios is the strategy to accomplish risk avoidance, specifically through the use of index funds and ETFs. While these strategies may feel safe, we believe they will fall short of building wealth as the great de‐levering continues. In a global economic environment of sluggish growth and frequent dislocations, we believe the selection of individual securities ‐ particularly the common stocks of businesses capable of adapting to difficult conditions and driving profitability higher ‐ will be paramount. This is the opportunity we see, and we are striving to capture it in the Linde Hansen Contrarian Value Fund.

Performance Review

The Linde Hansen Contrarian Value Fund – Class A Share advanced 29.8% for the one year period ended November 30, 2013 compared to an advance of 33.3% for the Russell Midcap Value Index.  As stock prices advanced and the companies in our portfolio achieved their goals we sold some positions outright and reduced exposure to others.  Cash built in the portfolio as we went through the second half of the year, ending 2013 at roughly 25% as it became more difficult to find truly compelling values.  Accordingly, we were pleased with our returns and satisfied to end the year with ample dry powder should new opportunities present themselves.

2013 was an excellent year to be an investor in the U.S. equity market.  Stocks climbed in ten of twelve months as it appeared the “great rotation” out of fixed income instruments and into equities got a boost once the Federal Reserve Board began talk of reducing their open market bond buying.  Equity mutual funds began to see net inflows as the year closed, albeit index oriented products continue to see the bulk of the new investment.  Overall, corporate performance continued to improve as sales and earnings advanced at slightly slower growth rates than the prior two years.  In general, economic conditions were better but not what would be termed robust.

Our portfolio contains a cadre of companies that we believe will experience improving returns on invested capital.  We monitor these companies over time, assessing their progress against our expectations along with the valuation of the stock.   In 2013, four of our companies achieved results well in excess of what we expected;  eighteen companies in our portfolio appear to be on-track to produce the improvement we are anticipating.  But all is not wine and roses: three of our companies have struggled, taking one step back for every step forward, and are under close review.   Investing is not a game of perfection.

The two biggest contributors to the portfolio’s growth over the last year were Alcatel Lucent (4.27% of the Fund) and Sierra Wireless (3.12% of the Fund).  Our persistence was rewarded in the case of Alcatel whose stock price nearly quadrupled during the year.  The stock reacted positively as details about new CEO Michel Combes’ strategic plan were absorbed.  The plan, a refinancing, some asset sales and an expected pick-up in spending by the telecommunication service companies that are Alcatel’s biggest customers helped push the stock higher this year, in our opinion.

The stock price of Sierra Wireless surged as the fiscal year was coming to a close.  We originally bought Sierra Wireless when the stock price was pressured as the company was transitioning away from its legacy computer dongle business (for wi-fi and wireless connectivity) to developing more intricate devises for the faster growing machine-to-machine (M2M) communication market.  The company has made slow but steady progress in this regard and the stock took off soon after a Wall Street analyst shined light on the company’s future growth potential.

CenturyLink (3.46% of the Fund) and Ruby Tuesday (4.45% of the Fund) were our two worst performing stocks during the year.  CenturyLink took a big hit early in the year when it decided to change how it returns free cash flow to shareholders.  Anticipating higher cash tax payments in the future, management decided to reduce the dividend paid by 25% while simultaneously increasing its share repurchase program by a dollar amount greater than what would have been paid out as dividend.  It also suffered from group malaise as most of its higher yielding peers came under pressure with the announced tapering plans by the Federal Reserve Board.  Nevertheless, we remain committed to the stock as we continue to see progress in the company’s plan to overtake shrinkage in its traditional consumer-based wireline service with growth in its broadband and business related services.

Sentiment surrounding Ruby Tuesday is pretty low as new management is working hard to reposition the brand and improve operations in what has become an increasingly difficult industry operating environment.  Same store sales have been weak, de-levering the fixed cost structure and pressuring profitability.  We believe management’s strategy is the right one and believe the slow but steady introduction of change is appropriate.  Time will tell if new menu items and a reconfigured marketing program will catch hold and turn the sales trend.  In the meantime, we have a pretty cheap stock with meaningful tangible asset value, in our opinion.

Outlook

Our point of view has not changed over the last year or so: the world is still de-levering and macro headwinds may continue to blow.  Though we anticipate a less benign interest rate environment going forward, we aren’t expecting a fixed income cataclysm.  And while we are doubtful that the broad corporate margin expansion of the last few years will continue, we don’t see any near term catalyst for a profitability decline.  In short, we believe this environment necessitates making investment decisions from the bottom-up, starting with individual securities. And while we expect that there won’t be a wind at the over-diversified investor’s back in the years to come, we do believe there is an opportunity to generate healthy returns by identifying and investing in individual situations that are misunderstood and mispriced.

Please keep in mind: as bottom-up, fundamental investors we don’t place a lot of faith in forecasts for the direction of stock prices or interest rates, whether they are ours or others.   Right now it seems these forecasts have left a lot of investors stuck; afraid that interest rates will be heading up to the detriment of their fixed income investments but also afraid that they have missed the “stock market.”  Big picture views can sometimes leave investors cornered, victims of “paralysis by analysis.”  At times like these it pays to remember that the hardest time to invest is always right now.

That’s why we try not to encumber our investment methodology with a top-down perspective.  Our primary objective is to build a concentrated portfolio of companies that we believe are undervalued relative to their normal earnings power while having managements that are trying to drive their return on invested capital higher.  When we find companies that fit our criteria for investment they are added to the portfolio.  When picking stocks we may be right, we may be wrong; but the overall level of the stock market is irrelevant to our decision making.

And at certain times, like today, our value discipline shrinks the universe of potential candidates.  Cash has built in our portfolio as it has become more difficult to source new ideas to replace the older successful positions that have been leaving our portfolio.  Over time we have learned that the best long term results come from consistently implementing a disciplined investment methodology.  We believe the worst investing mistakes happen when discipline is abandoned and criteria are  stretched (usually in an effort to stay fully invested).  With that perspective in mind, expect us to be patient and disciplined as we move into 2014 with a larger than normal cash position.  New opportunities will come, and we will be ready for them.

Thank you for the trust and confidence you have placed in us by being a fellow shareholder.

Russell Midcap Value Index – The Russell Midcap Value Index measures the performance of the mid-cap segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Volatility:  A statistical measure of the dispersion of returns for a given security or market index. Volatility is commonly measured by using the standard deviation or variance between returns from that same security or market index.

Return on invested capital-A calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments.  The measure gives a sense of how well a company is using its money to generate returns.

0206-NLD-01/14/2014

Linde Hansen Contrarian Value Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through November 30, 2013*

Annualized Total Returns as of November 30, 2013
	1 Year	Since Inception*
Linde Hansen Contrarian Value Fund:
Class A Class A with load	29.83% 23.06%	17.79% 14.36%
Class I	30.18%	18.09%
Russell Midcap Value Index	33.33%	21.32%

________________

 *Fund commenced operations on February 8, 2012.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares.  For performance information current to the most recent month-end, please call 1-855-754-7933.

PORTFOLIO COMPOSITION** (Unaudited)

Consumer- Non-Cyclical	23.1%
Consumer - Cyclical	21.3%
Communications	18.7%
Financial	9.4%
Energy	9.2%
Industrial	5.5%
Basic Materials	5.2%
Utilities	4.1%
Technology	3.5%
100.0%

**Based on Portfolio Market Value as of November 30, 2013.

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2013
Shares		Value
	COMMON STOCK - 73.4%
	ADVERTISING - 2.8%
60,500	Interpublic Group of Cos., Inc.	$ 1,052,700

	BIOTECHNOLOGY - 3.0%
6,773	Celgene Corp. *	1,095,668

	CHEMICALS - 3.8%
54,000	Chemtura Corp. *	1,425,600

	COMMERCIAL SERVICES - 2.5%
60,400	CDI Corp.	947,676

	COMPUTERS - 2.6%
72,200	Cadence Design Systems, Inc. *	956,650

	COSMETICS/PERSONAL CARE - 3.0%
61,861	Avon Products, Inc.	1,102,982

	ENGINEERING & CONSTRUCTION - 4.1%
185,400	McDermott International, Inc. *	1,511,010

	GAS - 3.0%
35,840	NiSource, Inc.	1,133,261

	HEALTHCARE-PRODUCTS - 6.2%
49,400	Hologic, Inc. *	1,106,066
30,801	Hospira, Inc. *	1,210,788
		2,316,854
	HOUSEHOLD PRODUCTS/WARES - 2.3%
7,731	Kimberly-Clark Corp.	843,916

	INSURANCE - 3.8%
44,000	XL Group PLC	1,407,560

	LEISURE TIME - 2.9%
29,800	Carnival Corp.	1,076,078

	OIL & GAS - 6.7%
6,889	EOG Resources, Inc.	1,136,685
27,100	Transocean Ltd	1,365,298
		2,501,983
	REAL ESTATE INVESTMENT TRUSTS - 3.1%
63,100	Host Hotels & Resorts, Inc.	1,161,671

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2013
Shares		Value
	RETAIL - 12.8%
21,400	Abercrombie & Fitch Co. - Class A	$ 733,592
43,673	Brown Shoe Co., Inc.	1,123,706
66,300	Chico's FAS, Inc.	1,239,147
235,044	Ruby Tuesday, Inc. *	1,657,060
		4,753,505
	TELECOMMUNICATIONS - 10.8%
368,917	Alcatel-Lucent - ADR	1,590,032
42,000	CenturyLink, Inc.	1,289,400
60,608	Sierra Wireless, Inc. *	1,160,643
		4,040,075

	TOTAL COMMON STOCK (Cost - $21,732,657)	27,327,189

	TOTAL INVESTMENTS - 73.4% (Cost - $21,732,657)(a)	$ 27,327,189
	OTHER ASSETS LESS LIABILITIES - 26.6%	9,911,392
	NET ASSETS - 100.0%	$ 37,238,581

* Non-income producing security.
PLC - Public Limited Company
ADR - American Depositary Receipt
(a) Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $21,729,070 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 6,127,832
	Unrealized Depreciation:	(529,713)
	Net Unrealized Appreciation:	$ 5,598,119

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2013

Assets:
Investments in Securities at Value (identified cost $21,732,657)	$ 27,327,189
Cash	9,806,987
Receivable for Fund Shares Sold	77,800
Dividends Receivable	55,168
Prepaid Expenses and Other Assets	15,439
Total Assets	37,282,583

Liabilities:
Accrued Advisory Fees	11,604
Accrued Distribution Fees	4,956
Payables to Other Affiliates	8,639
Accrued Expenses and Other Liabilities	18,803
Total Liabilities	44,002

Net Assets	$ 37,238,581

Composition of Net Assets:
At November 30, 2013, Net Assets consisted of:
Paid in Capital	$ 29,671,951
Undistributed Net Investment Income	3,587
Accumulated Net Realized Gain From Security Transactions	1,968,511
Net Unrealized Appreciation on Investments	5,594,532
Net Assets	$ 37,238,581

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 1,921,820 shares outstanding)	$ 25,505,320
Net Asset Value ($25,505,320/1,921,820 shares outstanding) and redemption price per share (a)	$ 13.27
Maximum Offering Price Per Share (Maximum sales charge of 5.25%)(b)	$ 14.01

Class I:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 881,375 shares outstanding)	$ 11,733,261
Net Asset Value ($11,733,261/881,375 shares outstanding), offering price
and redemption price per share (a)	$ 13.31

(a) Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.
(b) On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2013

Investment Income:
Dividend Income (net of foreign withholding taxes of $2,276)	$ 593,808
Total Investment Income	593,808

Expenses:
Investment Advisory Fees	285,946
Transfer Agent Fees	46,812
Distribution (12b-1) Fees - Class A	46,250
Administration Fees	33,808
Registration and Filing Fees	28,645
Fund Accounting Fees	27,889
Legal Fees	24,835
Audit Fees	14,556
Chief Compliance Officer Fees	13,497
Printing Expense	7,934
Custody Fees	5,075
Trustees' Fees	5,039
Miscellaneous Expenses	4,418
Total Expenses	544,704
Less: Fees Waived by Adviser	(170,769)
Net Expenses	373,935
Net Investment Income	219,873

Realized and Unrealized Gain on Investments:
Net Realized Gain from Security Transactions	2,001,055
Net Change in Unrealized Appreciation on Investments	5,013,781
Net Realized and Unrealized Gain on Investments	7,014,836

Net Increase in Net Assets Resulting From Operations	$ 7,234,709

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Period
	Ended	Ended
	November 30, 2013	November 30, 2012 (a)
From Operations:
Net Investment Income	$ 219,873	$ 86,838
Net Realized Gain (Loss) from Security Transactions	2,001,055	(47,431)
Net Change in Unrealized Appreciation on Investments	5,013,781	580,751
Net Increase in Net Assets
Resulting From Operations	7,234,709	620,158

Distributions to Shareholders From:
Net Investment Income
Class A	(166,076)	-
Class I	(122,161)	-
Total Distributions to Shareholders	(288,237)	-

From Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	9,301,003	12,067,314
Distributions Reinvested	165,737	-
Redemption Fee Proceeds	97	110
Cost of Shares Redeemed	(707,955)	(140,649)
	8,758,882	11,926,775

Class I Shares:
Proceeds from Shares Issued	1,312,835	7,931,891
Distributions Reinvested	60,547	-
Redemption Fee Proceeds	50	54
Cost of Shares Redeemed	(206,984)	(112,099)
	1,166,448	7,819,846

Net Increase in Net Assets Resulting from
Beneficial Interest Transactions	9,925,330	19,746,621

Total Increase in Net Assets	16,871,802	20,366,779

Net Assets:
Beginning of Period	20,366,779	-
End of Period*	$ 37,238,581	$ 20,366,779
* Includes undistributed net investment income of:	$ 3,587	$ 86,838

Share Activity:
Class A Shares:
Shares Sold	778,844	1,199,584
Shares Reinvested	16,217	-
Shares Redeemed	(58,642)	(14,183)
Net increase in shares of beneficial interest outstanding	736,419	1,185,401

Class I Shares:
Shares Sold	113,191	790,645
Shares Reinvested	5,913	-
Shares Redeemed	(17,383)	(10,991)
Net increase in shares of beneficial interest outstanding	101,721	779,654
____
(a) Commencement of Operations was February 8, 2012.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year		Period*
	Ended		Ended
	November 30, 2013		November 30, 2012

Net Asset Value, Beginning of Period	$ 10.36		$ 10.00
From Operations:
Net investment income (a)	0.08		0.05
Net gain from securities
(realized and unrealized)	2.97		0.31
Total from operations	3.05		0.36

Distributions to shareholders from:
Net investment income	(0.14)		-
Total distributions	(0.14)		-

Paid in capital from redemption fees	-	(e)	-	(e)

Net Asset Value, End of Period	$ 13.27		$ 10.36

Total Return (b)	29.83%		3.60%	(c )

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 25,505		$ 12,276
Ratio of expenses to average net assets,
before reimbursement	1.99%		2.84%	(d)
net of reimbursement	1.40%		1.40%	(d)
Ratio of net investment income
to average net assets	0.64%		0.57%	(d)
Portfolio turnover rate	42%		7%	(c )

__________
*Commencement of Operations was February 8, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.  Had the Adviser not absorbed a portion of the Fund's expenses, total returns would have been lower.

(c) Not annualized.
(d) Annualized.
(e) Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year		Period*
	Ended		Ended
	November 30, 2013		November 30, 2012

Net Asset Value, Beginning of Period	$ 10.38		$ 10.00
From Operations:
Net investment income (a)	0.12		0.07
Net gain from securities
(realized and unrealized)	2.97		0.31
Total from operations	3.09		0.38

Distributions to shareholders from:
Net investment income	(0.16)		-
Total distributions	(0.16)		-

Paid in capital from redemption fees	-	(e)	-	(e)

Net Asset Value, End of Period	$ 13.31		$ 10.38

Total Return (b)	30.18%		3.80%	(c )

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 11,733		$ 8,091
Ratio of expenses to average net assets,
before reimbursement	1.74%		2.59%	(d)
net of reimbursement	1.15%		1.15%	(d)
Ratio of net investment income
to average net assets	1.00%		0.82%	(d)
Portfolio turnover rate	42%		7%	(c )

__________
*Commencement of Operations was February 8, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of the Fund's expenses, total returns would have been lower.

(c) Not annualized.
(d) Annualized.
(e) Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS

November 30, 2013

1.

ORGANIZATION

Linde Hansen Contrarian Value Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Class A and Class I.  Class A shares are offered at net asset value plus a maximum sales charge of 5.25%.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The primary investment objective of the Fund is long-term growth of capital.  The Fund commenced operations on February 8, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”).  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of November 30, 2013 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 27,327,189	$ -	$ -	$ 27,327,189
Total	$ 27,327,189	$ -	$ -	$ 27,327,189

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the year.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*See Portfolio of Investments for industry classifications.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The Fund’s income, expenses (other than the class specific

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year (2012) or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment.  Temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2013, amounted to $12,412,647 and $9,813,593, respectively.

4.

ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Linde Hansen & Co, LLC serves as the Fund’s investment adviser (the “Adviser”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Advisory Fees – Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.  For the year ended November 30, 2013, the Adviser earned advisory fees of $285,946.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2014, so that the total annual operating expenses of the Fund do not exceed 1.40% and 1.15% of the average daily net assets of the Class A and Class I shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the year ended November 30, 2013, the Adviser waived fees of $170,769.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of November 30, 2013, $353,472 of fee waivers or expense reimbursements was subject to recapture by the Adviser from the Fund of which $182,703 expires in 2015 and $170,769 expires in 2016.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Amounts owed to GFS under their arrangements are included in Payables to Other Affiliates in the Statement of Assets and Liabilities.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities.  For the year ended November 30, 2013, the Fund incurred distribution fees of $46,250 on Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  For the year ended November 30, 2013, the Distributor received $138,957 in underwriting commissions for sales of Class A shares, of which $27,031 was retained by the principal underwriter or other affiliated broker-dealers.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs.  For the year ended November 30, 2013, the Fund assessed $147 in redemption fees.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

There were no distributions during the period ended November 30, 2012.

As of November 30, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized loss from security transactions is primarily attributable to the adjustments for C-Corporation return of capital distributions and the treatment of short term capital gains for tax purposes.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and return of capital distributions from C-Corporations, resulted in reclassification for the period ended November 30, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ -	$ (14,887)	$ 14,887

7.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASUs are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following distributions:

On December 13, 2013, the Fund paid to shareholders of record on December 12, 2013 an ordinary income dividend of $0.011 per share to Class I shareholders and distributions of short-term capital gains of $0.2813 per share and long-term capital gains of $0.4256 per share to Class A and Class I shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Linde Hansen Contrarian Value Fund and

Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities of Linde Hansen Contrarian Value Fund, a series of shares of beneficial interest of Northern Lights Fund Trust II (the "Fund"), including the portfolio of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from February 8, 2012 (commencement of operations) through November 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Linde Hansen Contrarian Value Fund as of November 30, 2013, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period from February 8, 2012 through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 28, 2014

Linde Hansen Contrarian Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

November 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	26	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	26	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	26	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	26	Orizon Investment Counsel (financial services company) Board Member

Linde Hansen Contrarian Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011

General Counsel and Secretary (since 2001) of CLS Investments, LLC; General Counsel and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011), Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; General Counsel and Secretary (since 2012) and Assistant Secretary (from 2003 to 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.

			26	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Linde Hansen Contrarian Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s compliance service provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7933.

11/30/13-NLII-V4

Linde Hansen Contrarian Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

November 30, 2013

As a shareholder of the Fund you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/13)	Ending Account Value (11/30/13)	Annualized Expense Ratio	Expenses Paid During the Period* (6/1/13 to 11/30/13)
Actual
Class A	$1,000.00	$1,114.20	1.40%	$ 7.42
Class I	$1,000.00	$1,115.70	1.15%	$ 6.10
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.40%	$ 7.08
Class I	$1,000.00	$1,019.30	1.15%	$ 5.82

*Expenses paid during the period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (183) and divided by the number of days in the fiscal year (365).

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At an Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 28, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Linde Hansen Contrarian Value Fund (the “Fund”) and Linde Hansen & Co., LLC (“Linde Hansen”).

In advance of the October 28, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to Linde Hansen (including due diligence questionnaires completed by Linde Hansen, Linde Hansen’s Form ADV, select financial information of Linde Hansen, bibliographic information regarding Linde Hansen’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of the information provided by Linde Hansen, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management

In considering the approval of the Investment Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Linde Hansen related to the proposed Investment Advisory Agreement with the Trust, including Linde Hansen’s ADV, a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process.  The Board discussed the extent of Linde Hansen’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  Additionally, the Board received satisfactory responses from representatives of Linde Hansen with respect to a series of important questions, including: whether Linde Hansen was involved in any lawsuits or pending regulatory actions; whether Linde Hansen’s management of other accounts would conflict with its management of the Fund; and whether Linde Hansen has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by Linde Hansen of its practices for monitoring compliance with the Fund’s investment limitations, noting that Linde Hansen would periodically review the portfolio managers’ performance of their duties to ensure compliance under Linde Hansen’s compliance program.  The Board then reviewed the capitalization of Linde Hansen based on information provided by and representations made by Linde Hansen and concluded that Linde Hansen was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.

The Board concluded that Linde Hansen had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Linde Hansen to the Funds were satisfactory.

Performance.  As applicable, the Board considered Linde Hansen’s past performance as well as other factors relating to Linde Hansen’s track record.  The Trustees reviewed the performance of Linde Hansen’s composite track record for its proposed strategy, noting that performance was acceptable.  The Board concluded that Linde Hansen was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by Linde Hansen, the Board reviewed and discussed a comparison of the Fund’s management fee and overall expense ratio to a peer group of funds constructed by Linde Hansen with similar investment objectives and strategies. The Board reviewed the contractual arrangements for the Fund, which stated that Linde Hansen had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2013, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.40% and 1.15%, of the Fund’s average net assets, for Class A and Class I shares, respectively and found such arrangements to be beneficial to shareholders.  The Board concluded that, based on the experience and expertise of the personnel of Linde Hansen, particularly the portfolio managers, and the services to be provided to the Fund by Linde Hansen, the fees to be charged by Linde Hansen were fair and reasonable.  The Board concluded that the advisory fee and expense cap for the Fund were fair and reasonable.

Profitability.   The Board also considered the level of profits that could be expected to accrue to Linde Hansen with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of Linde Hansen provided by Linde Hansen.  With respect to Linde Hansen, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from Linde Hansen’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, Linde Hansen’s expectations for growth of the Fund. The Board noted that the start-up phase of a fund may be too soon to properly evaluate all of the economies and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from Linde Hansen as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

                                               Rev. January 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Gemini Alternative Funds, LLC

•

Gemini Hedge Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7933.

Investment Adviser

Linde, Hansen & Co., LLC

25B Vreeland Road, Suite 102

Florham Park, NJ 07932

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $ 12,000

2012 - $ 12,000

(b)

Audit-Related Fees

2013 - None

2012 - None

(c)

Tax Fees

2013 – $ 2,000

2012 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $ 2,000

2012 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

2/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

2/7/14

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

2/7/14